UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 8, 2010

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE

CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition.

On July 8, 2010, Helen of Troy Limited (the “Company”) issued a press release announcing its results for its first fiscal quarter ended May 31, 2010.  Additionally, on July 8, 2010, the Company held a conference call discussing its results for the same period mentioned above.  With this Form 8-K, we are furnishing copies of the press release (attached hereto as Exhibit 99.1) and the text of the conference call (attached hereto as Exhibit 99.2).  The press release and copy of the text of this conference call are also provided on the Investor Relations Page of our website at:  http://www.hotus.com.

The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act. The accompanying press release and conference call transcript contain certain forward-looking statements, which are subject to change. A number of risks or uncertainties could cause actual results to differ materially from historical or anticipated results or from the results or effects contemplated by the forward-looking statements. Generally, the words “anticipates”, “believes”, “expects”, “plans”, “may”, “will”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “continue”, “intends”, and other similar words identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The actual results may differ materially from those described in any forward looking statements. The Company believes that these risks include, but are not limited to, the risks described in Part 1, “Item 1A. Risk Factors” of the Company’s annual report on Form 10-K for the year ended February 28, 2010 and risks otherwise described from time to time in the Company’s SEC reports as filed. Such risks, uncertainties and other important factors include, among others, the departure and recruitment of key personnel; the Company’s ability to deliver products to its customers in a timely manner and according to their fulfillment standards; the subjective nature of projecting product demand, sales and net income, and how actual results could materially vary from such projections; the Company’s relationship with key customers and licensors; the costs of complying with the business demands and requirements of large sophisticated customers; the Company’s dependence on foreign sources of supply and foreign manufacturing and associated operational risks including but not limited to long lead times, consistent local labor availability and capacity, and timely availability of sufficient shipping carrier capacity; the impact of changing costs of raw materials and energy on cost of goods sold and certain operating expenses; the inability to liquidate auction rate securities; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; the risks associated with the use of trademarks licensed from third parties; our dependence on the strength of retail economies and vulnerabilities to a prolonged economic downturn; the Company’s ability to develop and introduce innovative new products to meet changing consumer preferences; the potential impact of further disruptions in U.S. and international credit markets; exchange rate risks; expectations regarding future acquisitions and the integration of acquired businesses; the Company’s use of debt and the constraints it may impose on the ability to operate the business;  our dependence on the strength of retail economies and vulnerabilities to a prolonged economic downturn; the risks associated with tax audits and disputes with taxing authorities; the risks of potential changes in laws, including tax laws and the complexities of compliance with such laws; and the Company’s ability to continue to avoid classification as a controlled foreign corporation. The Company intends its forward-looking statements to speak only as of the time of such statements, and does not undertake to update or revise them as more information becomes available. Additional information concerning potential factors that could affect the Company’s financial results and the forward-looking statements is included in the Company’s Form 10-K for the year ended February 28, 2010.

The press release and copy of the text of this conference call include or refer to certain information that the Company believes is non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100. The press release contains tables that reconcile these measures to their corresponding GAAP based measures presented under the Consolidated Condensed Statements of Operations in the press release. The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of the Company’s activities. These non-GAAP measures are not prepared in accordance with GAAP, are not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, undue reliance should not be placed on non-GAAP information.

The information in this Item 2.02 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 8, 2010
99.2	Text of conference call held July 8, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: July 13, 2010	/s/ Thomas J. Benson
Thomas J. Benson
Senior Vice-President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 8, 2010
99.2	Text of conference call held July 8, 2010